SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                   ..................................

                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


                             November 7, 2006
            Date of report (Date of earliest event reported)

                   ..................................


                         EXCEL TECHNOLOGY, INC.
           (Exact Name of Registrant as Specified in Charter)


       Delaware                   0-19306               11-2780242
(State or Other Juris-       (Commission File No.)    (IRS Employer
diction of Incorporation)                           Identification No.)


                41 Research Way, East Setauket, NY 11733
      (Address of principal executive offices, including zip code)

                             (631) 784-6175
          (Registrant's telephone number, including area code)

                   ..................................


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 8.01.  OTHER EVENTS.

     On November 7, 2006, Excel Technology, Inc. (the "Company") announced that its Board of Directors adopted a program authorizing the repurchase of up to 2,000,000 shares of the Company's Common Stock. A copy of the press release issued by the Company on November 7, 2006 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits

            99.1  Press Release of Excel Technology, Inc., issued
                  November 7, 2006.


                               Signatures:
                               ...........

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 7, 2006

                         EXCEL TECHNOLOGY, INC.



                         By:  /s/ Antoine Dominic
                              ...................
                              Antoine Dominic
                              President and Chief Executive Officer
                              (Principal Executive Officer)


                                          EXHIBIT 99.1 TO FORM 8-K


FOR IMMEDIATE RELEASE

                                 Contact:     Alice Varisano, CFO
                                              631-784-6175


            EXCEL TECHNOLOGY, INC. AUTHORIZES STOCK BUY BACK

EAST SETAUKET, N.Y., November 7, 2006 - Excel Technology, Inc. (NASDAQ:
XLTC) announced today that its Board of Directors had authorized a stock buy-back plan. The buy-back program authorizes the repurchase of up to 2,000,000 shares of its Common Stock, or 16.6% of the shares of Common Stock currently outstanding.

The shares may be repurchased from time to time in open market transactions or privately negotiated transactions at the Company's discretion, including the quantity, timing and price thereof.

Excel and its wholly owned subsidiaries manufacture and market photonics-based solutions, consisting of laser systems and electro-optical components, primarily for industrial/commercial and scientific applications.

"Safe Harbor" Statement Under the Private Securities Litigation Reform
Act

This news release contains forward-looking statements, which are based on current expectations or beliefs concerning future events. Actual results could differ materially from those discussed or implied in the forward-looking statements as a result of various factors including future economic, competitive, regulatory, and market conditions, future business decisions, and those factors discussed in the Company's Form 10-K for the year ended December 31, 2005. In light of the significant uncertainties inherent in such forward-looking statements, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update these forward-looking statements as a result of events or circumstances after the date hereof or to reflect the occurrence of anticipated events.





2